Exhibit 10.3

*** Certain information in this document has been excluded pursuant to Regulation S-K, item 601(b)(10). Such excluded information is not material and is information that the company treats as private or confidential. Such omitted information is indicated by brackets “[***]”) in this exhibit. ***

COMMERCIAL LEASE

THIS LEASE is made on the 14 day of December, 2009.

The Landlord hereby agrees to lease to the Tenant, and the Tenant hereby agrees to hire and take from the Landlord, the Leased Premises described below pursuant to the terms and conditions specified herein:

LANDLORD: Union Square L.P.

Address:	P.O. Box 59
New Hope, PA 18938
Telephone:	[Omitted pursuant Item to 601(a)(6)]
Facsimile:	[Omitted pursuant Item to 601(a)(6)]

TENANT: Caliber Therapeutics Inc.

Address:	150 Union Square Drive, New Hope, PA 18938
Telephone:	[Omitted pursuant Item to 601(a)(6)]
Facsimile:	( )
Email:

1.	Leased Premises:

The Leased Premises are those premises described as:

Address: Suite 150 Union Square Drive, New Hope, PA 18938

Gross Floor Area of Leased Premises: +/- 3023 square feet

2.	Term:
A.

The term of the Lease (“Initial Term”) shall be SIX (6) MONTHS & shall commence on: the 1st day of February, 2010 (“Commencement Date”) and end on: the 31st day of July, 2010 (“Expiration Date”), unless sooner terminated or extended, as hereinafter provided.

B.

The period commencing on the day the tenancy begins, and ending on the last day of the twelfth month next succeeding the Commencement Date, shall constitute the first lease year as used herein, and each successive period of twelve months shall constitute a lease year.

C.

If Tenant remains in possession of the Leased Premises with the written consent of the Landlord after the lease Expiration Date stated above (without exercising, if applicable, an option to extend) this Lease will be converted to a month-to-month tenancy and each party shall have the right to terminate the Lease by giving written notice to the other party at least thirty (30) days prior to the termination of any one-month tenancy.

3.	Option to Extend:

Tenant is granted the right and option to extend the term of this Lease for one (1) additional (6) month term beyond the Initial Term hereof (the “extension period”, together with the Initial Term, the “Term”), the extension period to commence upon the expiration of the Initial Term of this Lease, provided that:

A.	Such option must be exercised, if at all, by written notice from Tenant to Landlord given at least two (2) months prior to the expiration of the Initial Term;
B.	At the time of exercising the option, and at the commencement of the extension period, this Lease shall be in full force and effect and there shall exist no Event of Default by Tenant; and
C.	In the event the foregoing option is effectively exercised, all terms and conditions contained in this Lease shall continue to apply during any extension period.
4.	Base Rent:
A.	The Tenant agrees to pay the ANNUAL BASE RENT of:

[***] Dollars ($[***]) payable in equal installments of $[***] in advance on the first day of each and every calendar month during the Initial Term of this Lease without deduction or demand.

B.	Rent shall increase as per the “Lease Breakdown Lease Exhibit A Exhibit Date 12-14-09” throughout any additional extension period of this Lease.
C.	Rent shall be payable to Landlord’s address above.
D.	Tenant shall pay a “late charge” of ten percent (10%) each month on a cumulative basis of any installment of Rent (or any such charge as maybe considered Additional Rent under this Lease) when paid more than ten (10) days after the due date.
E.	Tenant shall pay $50.00 for any checks returned by the bank for insufficient funds.
5.	Base Rent Adjustment Non - Applicable

If in any tax year commencing with the fiscal year 0, the real estate taxes and property insurance on the land and Building of which the Leased Premises are a part are in excess of the amount of real estate taxes and property insurance thereon for the fiscal year 0 (hereinafter called the “Base Year), Tenant will pay to Landlord as Additional Rent hereunder, when and as designated by notice in writing by Landlord, [***]% percent of Tenant’s proportionate share of such increase in the real estate taxes and property insurance over the Base Year that may occur in each year of the term of this Lease or any extension or renewal thereof and proportionately for any part of a fiscal year.

6.	Additional Rent:

All sums of money required to be paid by Tenant under this Lease (except for Base Rent), whether or not the same are designated “Additional Rent”, shall be owed by Tenant to Landlord as rent. Base Rent and Additional Rent shall be referred to sometimes as Rent.

7.	Common Area Maintenance Rent:

Tenant shall be required to pay to Landlord Additional Rent for maintenance of common areas, which shall include cleaning of common hallways, washing the exterior of windows, common area utilities, trash removal, snow removal, landscape maintenance and any other maintenance expenses that are of a general nature. The annual amount of Common Area Maintenance Rent for the first year of this Lease term is $[***] per square foot of gross floor area, and is subject to annual increase, as needed. The monthly amount of Common Area Maintenance Rent for the Leased Premises is $[***]. Annual increases for Common Area Maintenance Rent are not to exceed per the “Lease Breakdown Lease Exhibit A Exhibit Date 12-14-09” per term.

8.	Utility Rent:

Unless Utilities are the responsibility of the Tenant (Section 12) the Landlord shall provide the Leased Premises with heat, air conditioning and electricity. Utility Rent for utilities and services that are furnished to the Leased Premises are paid as Additional Rent. The annual amount allocated for utilities for Year One of this Lease term is $[***] per square foot of gross floor area, and is subject to annual increase, based on current electric rates. The monthly Utility Rent is $[***]. Annual increases for Utility Rent are per “Lease Breakdown Lease Exhibit A Exhibit Date 12-14-09”. The application for and the connecting of additional utilities / services and the payment for such services shall be made by and only in the name of the responsible party as indicated below:

Telephone / Cable / Fax / Computer: Tenant

9.	Security Deposit:

Upon execution of this Lease, the sum of [***] Dollars ($[***]) shall be deposited by the Tenant with the Landlord as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant (“Security Deposit”). The Security Deposit is not an advance rent deposit or measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of an Event of Default hereunder, Landlord may use all or part of the Security Deposit to pay delinquent payments due under the Lease and the cost of any damages injury, expense of liability caused by such Event of Default without prejudice to any other right or remedy provided under this Lease, at law or in equity. Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to its original amount. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the Security Deposit (or portion thereof remaining) shall be returned to the Tenant, without interest. This Security Deposit is not required to be placed in an escrow account.

10.	Use of Premises:

The Leased premises maybe used only for the following purpose(s):

Laboratory and Office

11.	Condition of Leased Premises; Maintenance and Repair:

At the time of delivery of possession, the Leased Premises shall be in good order and repair and condition. The Tenant agrees to take good care of and maintain the Leased Premises in good condition through the term of the lease.

Subject to the provisions of this Lease, Tenant shall make and pay the costs of all repairs and maintenance of all interior painting; repairs and maintenance of approved signs; and repairs and replacements of all floor coverings, lighting, and other fixtures and equipment inside the Leased Premises, and repair and restoration of all damaged plate glass in the Leased Premises unless such repairs are required due to the neglect of Landlord. Tenant shall maintain the HVAC system at its sole cost, unless any repairs are a result of the landlord’s negligence, in which case Landlord shall pay the cost of any such repairs, or Tenant can opt to have Landlord fully maintain and warrant the HVAC system by initialing this paragraph. The present cost of this warranty is $[***] per unit per month, and is subject to increase/decrease to match Landlord’s cost for providing this warranty. The Leased Premises is serviced by One (1) units; current monthly warranty cost $[***]. Annual increases for the HVAC warranty are not to exceed [***]% per year.

/s/ DS	(Tenant initials)

12.	Utilities:

Responsibility for all utilities and services that are furnished to the Leased Premises shall be as designated below. The application for and connecting of utilities, as well as all services, shall be made by and only in the name of the responsible party. Any utility attributable to Landlord shall be subject to increase as needed.

Electric: Landlord           Water/Sewer: Tenant            Trash: Landlord
Cleaning (interior): Tenant           Telephone: Tenant

13.	Compliance with Laws and Regulations:

Tenant, at its expense, shall promptly comply with all federal, state, and municipal laws, orders, and regulations, and with all lawful directives of public officers, which impose any duty upon it or Landlord with respect to the Leased Premises, Tenant at its expense, shall obtain all required licenses or permits for the conduct of its business within the terms of this Lease, or for the making of repairs, alterations, improvements, or additions to the Leased Premises after delivery of possession. Landlord, when necessary, will join with the Tenant in applying for all such permits or licenses.

14.	Alterations and Improvements:

Tenant shall not make any alterations, improvements or additions to the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall supply Landlord with a list of contractors and subcontractors, and with plans and specifications for all such alterations, improvements and additions prior to requesting such consent. All alterations, improvements and additions made by Tenant shall remain upon the Leased Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord unless Landlord shall, prior to or after the termination of this Lease, have given written notice to Tenant to remove same or any of same, in which event Tenant shall remove such alterations, improvements and additions and restore the Premises to the same good order and condition in which it was on the Commencement Date. Should Tenant fail so to do, Landlord may do so, and Tenant shall reimburse Landlord for Landlord’s expenses, on demand. All of such alterations, improvements or additions shall be made solely at Tenant’s expense; and Tenant agrees to indemnify, defend and save harmless Landlord (a) on account of any injury to any persons or property by reason of any such improvements, additions or alterations, and (b) from the payment of any claim on account of bills for labor or materials furnished or claimed to have been furnished in connection therewith. Tenant agrees to procure all necessary licenses, permits and approvals before undertaking such work and to do all such work in a good and workmanlike manner, employing materials of highest quality and complying with all applicable governmental requirements.

15.	Assignment/Subletting Restrictions:

Tenant may not assign this agreement or sublet the Leased Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Any assignment, sublease or other purported license to use the Leased Premises by Tenant without the Landlord’s consent shall be void and shall (at Landlord’s option) terminate this Lease. In the event that Landlord shall provide its consent to an assignment or sublease of the Leased Premises, such consent (i) shall not constitute a waiver of Landlord’s right to withhold its consent to a subsequent assignment or sublease; and (ii) shall not reduce Tenants obligations under the Lease.

16.	Insurance:
A.

By Landlord: Landlord shall at all times during the term of this Lease, at its expense, insure and keep in effect on the Building in which the Leased Premises are located, fire insurance with extended coverage. The Tenant shall not permit any use of the Leased Premises which will make voidable any insurance on the property of which the Leased Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the applicable fire insurance rating association. Tenant shall on demand reimburse the Landlord, and all other tenants, the full amount of any increase in insurance premiums caused by the Tenants use of the premises.

B.

By Tenant: Tenant shall, at its expense, during the term hereof, maintain and deliver to Landlord, upon request, public liability and property damage and plate glass insurance policies insuring Tenant and Landlord with respect to the Leased Premises. Such policies shall name the Landlord and Tenant as insured, and have limits of at least $[***] for injury or death to any one person and $[***] for any one accident, and with respect to damage to property and with full coverage for plate glass. Tenant shall maintain insurance upon all property in the Premises owned by Tenant or for which Tenant is legally liable. Tenant shall maintain insurance against such other perils and in such amounts as Landlord may in writing from time to time require. Such policies shall be in whatever form and with such insurance companies as are reasonably satisfactory to Landlord, and shall name the Landlord as additional insured, and shall provide for at least ten days prior notice to landlord of cancellation. If Tenant fails to procure and maintain insurance as required hereunder, Landlord may do so, and Tenant shall, on written demand, as Additional Rent, reimburse Landlord for all monies expended by Landlord to procure and maintain such insurance. Tenant hereby waives and releases Landlord of and from any and all liabilities, claims and losses for which Landlord is or may be held liable to the extent Tenant receives insurance proceeds on account thereof.

17.	Indemnification of Landlord:

Tenant shall defend, indemnify, and hold Landlord harmless from and against any claim, loss, expense or damage to any person or property in or upon the Leased Premises, arising out of Tenant’s use or occupancy of the Leased Premises, or arising out of any act or neglect of Tenant or its servants, employees, agents, or invitees.

18.	Condemnation:

If all or any part of the Leased Premises is taken by eminent domain, this Lease shall expire on the date of such taking, and the rent shall be apportioned as of that date. No part of any such award shall belong to Tenant.

19.	Destruction of Premises:

If the Leased Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as follows:

A.

Partial Destruction: If the Leased Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be promptly repaired by and at the expense of Landlord to the condition of Leased Premises at the time of the commencement of the Lease and only to the extent of Landlord’s recovery of insurance proceeds equitably allocable to the Leased Premises. The rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the Leased Premises which is usable. Landlord shall not be responsible for repair or replacement of any fixtures or personal property installed by Tenant, regardless of whether such fixtures or personal property were installed by Tenant before or after the commencement of the Lease, including, but not limited to, any fit-out work performed by Tenant.

B.

Total Destruction: If the Leased Premises are totally damaged or rendered wholly unusable by fire or other casualty then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premise shall have been repaired and restored by Landlord, subject to Landlord’s right to elect not to restore the same as hereinafter provided. For purposes of this Section, the Leased Premises shall be deemed to be totally damaged if the Leased Premises cannot be restored to substantially the same condition as existed at the commencement of this Lease within ninety (90) days after the date on which the fire or other casualty took place, in which case the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the Leased Premises without prejudice, however, to Landlord’s rights and remedies against Tenant under the Lease with respect to the period prior to such termination. Any payments of rent made by Tenant which were on account of any period subsequent to such termination date shall be returned to Tenant.

C.

Tenant’s Liability: Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, however, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty.

D.

Landlord’s Election: If the Building in which the Leased Premises are rendered unusable by fire or other casualty or (whether or not the Leased Premises are damaged in whole or in part) if the building shall be damaged to the extent that Landlord shall decide to demolish it, then, in either of such events, Landlord may elect to terminate this Lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the Lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice, however, to Landlord’s rights and remedies against Tenant under the Lease with respect to the period prior to such termination. Any payments of rent made by Tenant which were on account of any period subsequent to such termination date shall be returned to Tenant, Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations to the extent provided in Section 18.A., above, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord’s control.

20.	Default:

Each of the following shall constitute an Event of Default (“Event of Default”):

A.

Failure to Pay Annual Base Rent and Other Payment Failure: Tenant fails to pay Base Rent, any utility, Additional Rent or other charge or payment due or payable by Tenant under this Lease on any day upon which the same shall be due and payable, if such failure continues for ten (10) days after receipt of written notice that he same is due and payable; or

B.

Other Violations: Tenant defaults in the performance of any other obligation, covenant or agreement of Tenant to be performed or observed under this Lease, and such default continues and is not cured by Tenant within ten (10) days after Landlord has given to Tenant a written notice specifying the same (provided that if such default cannot reasonably be cured within 10 days, no Event of Default shall occur if Tenant initiates such cure within the 10 day period and diligently pursues it to completion in a reasonable time thereafter), but in no event shall such period exceed the lesser of (i) an additional sixty (60) days or (ii) the remaining term of the Lease; or

C.	Occupancy: Tenant fails to assume occupancy of the Leased Premises, to open its business or to operate its business in the Leased Premises pursuant to the provisions of this Lease.
D.	Judgment: Any execution or attachment is issued against Tenant or any of Tenant’s property and is not discharged or vacated within the twenty (20) days after issuance thereof.
E.

Insolvency: Tenant makes an assignment for the benefit of creditors or becomes a party or subject to any liquidation or dissolution action or proceeding, or the institution of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors with respect to Tenant, or a receiver, liquidator, custodian or trustee is appointed for Tenant or a substantial part of Tenant’s assets and, if any of the same occur involuntarily the same is not dismissed or discharged within thirty (30) days; or the entry of an order or relief against Tenant under Title II of the United States Code entitled “Bankruptcy”; or Tenant taking any action to effect, or which indicates Tenant’s or acquiescence in, any of the foregoing.

21.	Landlords Rights upon Default:

Upon the occurrence of an Event of Default, the Landlord may exercise any or all of its rights under this Lease, in addition to those it may have at law or in equity.

A.

Termination: Upon the occurrence of any one or more of such Event of Default, Landlord may serve upon Tenant a notice that this Lease will terminate on a date to be specified therein, and Tenant shall have no right to avoid the cancellation or termination by payment of any sum due or by other performance of any condition, term or covenant broken, and notwithstanding any statute, rule or law, or decision of any court to the contrary, Tenant shall remain liable as set forth hereinafter for rent and any other charges due Landlord under this Lease, plus the costs incurred by Landlord to prepare the Leased Premises for a new Tenant.

B.

Right of Possession: Upon any Event of Default, and if the notice provided for in Paragraph 20 A above shall have been given and this Lease shall be terminated; or if the Leased Premises becomes vacant or deserted; then in all or any of such events, in addition to and not in lieu of, all other remedies of Landlord, Landlord may without notice terminate all services (including, but not limited to, the furnishing of utilities) and re-enter the Leased Premises, either by force or otherwise, and/or by summary proceedings or otherwise disposes Tenant, and remove its effects and repossess and enjoy the Leased Premises, together with all alterations, additions and improvements, all without being liable to prosecution or damages therefore.

22.	Additional Remedies of Landlord:
A.

In the event of any Event of Default, re-entry, termination and/or dispossession by summary proceedings or otherwise, in addition to, and not in lieu of, all other remedies which Landlord has under this Lease, at law or in equity; (1) the Base Rent, Common Area Maintenance Rent and all Additional Rent shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration; and (2) Landlord may relet the Leased Premises or any part of parts thereof, either in the name of Landlord or otherwise for a term of rental which may at Landlord’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease, and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable. Landlord may make such alterations and repairs as Landlord deems necessary in order to relet the Leased Premises. Upon each such reletting all rentals received by Landlord from such reletting shall be applied, first, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys’ fees and costs of such alterations and repairs; second, to the payment of any indebtedness other than rent due hereunder from Tenant to landlord; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rents received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

B.

Landlord shall have the election, in place and instead of holding Tenant so liable, to recover against Tenant, as liquidated damages for loss of the bargain and not as a penalty, a sum equal to the monthly amount of Base Rent and all Additional Rent multiplied by the number of months and fractional months which would have constituted the balance of the term (or such lesser time period specified by Landlord), together with costs and reasonable attorney’s fees. Actions to collect amounts due by Tenant may be brought from time to time, on one or more occasions, without the necessity of Landlord’s waiting until the expiration of the Lease term.

C.

Tenant hereby expressly waives the service of notice of intention to re-enter or to institute legal proceedings granted by or under any present or future laws in the event of Tenant being evicted or disposed for any cause, or in any event of Landlord obtaining possession of the Leased Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The words “re-enter” and “re-entry” as used in this Lease are not restricted to their technical legal meaning.

23.	Confession of Judgment:

THE FOLLOWING PARAGRAPHS SET FORTH WARRANTS OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER IN GRANTING THIS RIGHT TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVICE OF THE SEPARATE COUNSEL OF TENANT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAD OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

A.

LESSEE HEREBY EMPOWERS ANY PROTHONOTARY OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR LESSEE IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR RENT AND/OR THE CHARGES, PAYMENTS, COSTS AND EXPENSES HEREIN RESERVED AS RENT, OR HEREIN AGREED TO BE PAID BY LESSEE AND/OR TO SIGN FOR LESSEE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS FOR THE RECOVERY OF SUCH RENT OR OTHER CHARGES OR EXPENSES, AND IN SAID SUITS OR IN SAID AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST LESSEE FOR ALL OR ANY PART OF THE RENT SPECIFIED IN THIS LEASE AND THEN DUE. AND UNPAID, AND OTHER CHARGES, PAYMENTS, COSTS AND EXPENSES RESERVED AS RENT OR AGREED TO BE PAID BY LESSEE AND THEN DUE AND UNPAID, AND FOR INTEREST AND COSTS TOGETHER WITH A REASONABLE ATTORNEY’S COMMISSION. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY OF SAID RENT AND/OR OTHER CHARGES RESERVED AS RENT OR AGREED TO BE PAID BY LESSEE SHALL FALL DUE OR BE IN ARREARS.

B.

UPON THE EXPIRATION OF THE THEN CURRENT TERM OF THIS LEASE OR THE EARLIER TERMINATION OR SURRENDER HEREOF AS PROVIDED IN THIS LEASE, IT SHALL BE LAWFUL FOR ANY ATTORNEY TO APPEAR AS ATTORNEY FOR LESSEE AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER LESSEE AND TO SIGN AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION IN EJECTMENT AGAINST LESSEE AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER LESSEE AND THEREIN CONFESS JUDGMENT FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE HEREIN PREMISES, FOR WHICH THIS LEASE SHALL BE ITS SUFFICIENT WARRANT, WHEREUPON, IF LESSOR SO DESIRES, A WRIT OF POSSESSION OR OTHER APPROPRIATE WRIT UNDER THE RULES OF CIVIL PROCEDURE THEN IN EFFECT MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS; PROVIDED, HOWEVER, IF FOR ANY REASON AFTER SUCH Action SHALL HAVE BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO LESSEE, LESSOR SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE UNDER ANY OF THE TERMS OF THIS LEASE TO BRING ONE OR MORE FURTHER AMICABLE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID PREMISES AND CONFESS JUDGMENT FOR THE RECOVERY OF POSSESSION OF THE PREMISES AS HEREINABOVE PROVIDED.

C.

IN ANY AMICABLE ACTION OF EJECTMENT AND/OR FOR RENT IN ARREARS, LESSOR SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY IT OR SOMEONE ACTING FOR IT SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, AND, IF A TRUE COPY OF THIS LEASE (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. LESSEE HEREBY RELEASES TO LESSOR AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR LESSEE ALL ERRORS IN SAID PROCEEDINGS AND ALL LIABILITY THEREOF. IF PROCEEDINGS SHALL BE COMMENCED BY LESSOR TO RECOVER POSSESSION UNDER THE ACTS OF ASSEMBLY AND RULES OF CIVIL PROCEDURE, EITHER AT THE END OF THE TERM OR EARLIER TERMINATION OF THIS LEASE, OR FOR NON-PAYMENT OF RENT OR ANY OTHER REASON, LESSEE SPECIFICALLY WAIVES THE RIGHT TO THE NOTICE PROVIDED FOR ELSEWHERE IN THIS LEASE AND TO THE 15 OR 30 DAYS’ NOTICE REQUIRED BY THE LANDLORD AND TENANT ACT OF 1951, AND AGREES THAT 5 DAYS’ NOTICE SHALL BE SUFFICIENT IN EITHER OR ANY SUCH CASE.

Tenant acknowledges and agrees to the provisions set forth in this Section 23.

Tenant initials	/s/ DS

24.	Care and Operation of Premises:
A.

The Leased Premises, including Tenant’s windows and signs, shall be kept neat, clean and in good repair and order by Tenant at Tenant’s expense. Tenant shall store all of Tenant’s trash, garbage, and other refuse in suitable receptacles within the Leased Premises and shall be responsible for the removal and disposition of refuse from the Leased Premises to proper container areas provided by Landlord.

B.

Tenant shall not cause or permit any unusual or objectionable noises or odors to emanate from the Leased Premises, or permit the playing or making of any music, sound or advertising matter which can be heard outside of the Leased Premises. Tenant agrees that no noxious fumes or hazardous wastes or chemicals will be used on or emitted from the Leased Premises in the daily conduct of the Tenant’s business.

C.

Tenant shall not obstruct, encumber or use for any purposes, other than ingress or egress to and from the Leased Premises, the sidewalks in front of or abutting any part of the Leased Premises or the entrances or vestibules thereof and no selling shall be conducted or products or signs displayed by Tenant anywhere within the Union Square Condominium outside the Leased Premises unless the same shall be expressly permitted by this Lease.

25.	Gross Floor Area:

For the purpose of this Lease, “gross floor area” shall be deemed to mean the area within the exterior faces of the exterior walls (except party walls and walls between spaces occupied by two or more separate occupants, in both of which cases the center of the wall in question shall be used instead of the exterior face thereof) of all floors, without deduction or exclusion for any space occupied by or used for columns or other interior construction or equipment servicing the Leased Premises, and any common hallway directly behind leased area.

26.	Signs:

Tenant shall post no signs unless specifically approved by Landlord. All signs shall conform to all zoning codes and shall be of such size, color, design and character and in such location as Landlord shall approve in writing. No other signs, lettering or other forms of inscription or advertising devices shall be displayed on the exterior of the Leased Premises or on the inner or on the outer face of the windows, entrances, or doors, without prior written approval of Landlord. Landlord reserves to itself the exclusive right to the use of the roof of the Building for all purposes. Tenant shall be entitled to signage at the entry to the Leased Premises, as approved by Landlord.

27.	Common Areas:

Landlord reserves tire right to make changes, additions, alterations or improvements in or to the common areas of the Building; provided, however that there shall thereby be caused no unreasonable obstruction of Tenant’s right of access to the Leased Premises, or any unreasonable interference with Tenant’s use of the Leased Premises, or any reduction in the minimum required size of such common areas.

Tenant will at its expense, keep the areas immediately in front of its doors free of debris, et cetera.

28.	Rules and Regulations:

Tenant, and its servants, employees, agents, licensees and concessionaires shall observe faithfully and comply with such reasonable rules and regulations existing for the property or those which maybe from time to time adopted by the Landlord governing the use of the common areas. The Landlord reserves the right from time to time to make reasonable changes in such rules and regulations and to make reasonable changes, additions, alterations or improvements in or to such common areas. Tenant further agrees that it is bound by all of the covenants, terms, conditions, requirements and rules and regulations in the Declaration of Condominium, Bylaws, and Rules and Regulations of Union Square Condominium (the “Condominium Documents”), the terms of which are incorporated herein by reference. Tenant acknowledges receipt of the Condominium Documents prior to executing this Lease.

29.	Extraneous Warranties and Representations:

Landlord or Landlord’s agents have made no representations, warranties or promises with respect to the Union Square Condominium, the Building, or the Leased Premises, except as herein expressly set forth.

30.	Landlord’s Right to Enter:

Landlord may, at reasonable tunes, and with prior notice (except in case of emergency) enter the Leased Premises to inspect it, to make repairs or alterations, and to show it to potential buyers, lenders or tenants.

31.	Surrender upon Termination:

At the end of the Lease term Tenant shall peaceably surrender the Leased Premises to Landlord in as good condition as it was in at the beginning of the term, reasonable use and wear excepted.

32.	Quiet Enjoyment:

Landlord agrees that if Tenant shall pay the rent as aforesaid and perform the covenants and agreements herein contained on its part to be performed, Tenant shall peaceably hold and enjoy the said Leased Premises without hindrance or interruption by Landlord or by any other person or persons acting under or through Landlord.

33.	No Smoking Building:

The Building in which the Leased Premises is located is a non-smoking building and Tenant agrees that neither Tenant, his employees, guests or clients will be allowed to smoke in the Building.

34.	Subordination:

This Lease, and the Tenant’s leasehold interest, is and shall be subordinate, subject and inferior to any and all mortgages, liens, security interests and encumbrances now and hereafter placed on the Leased Premises by Landlord, any and all extensions, renewals, consolidations, assignments and refinancings (collectively, “Mortgages”) of such mortgages, liens, security interests and encumbrances and all advances paid under such mortgages. In the case that Landlord’s interest under the Mortgage shall terminate for any reason and if the holder of any such Mortgage (“Mortgagee”) or if the grantee of a deed in lieu of foreclosure, or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any such Mortgage shall at its sole option so request, Tenant shall attorn to, and recognize such Mortgagee, grantee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease. The aforesaid provisions shall be self operative and no further instrument or document shall be necessary unless required by any such Mortgagee, grantee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenants consent, by execution of a written document subordinating such Mortgage to this Lease, and thereupon this Lease shall be deemed prior to such Mortgage.

35.	Execution of Estoppel Certificate:

At any time Landlord or any Mortgagee, can require Tenant, within 20 days of the date of such written request, to execute and deliver to Landlord and/or such Mortgagee, without charge and in a form satisfactory to Landlord and/or such Mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the term of this lease; (c) certifying that Tenant is in occupancy of the Leased Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and thereafter no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claim by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid; (g) reciting the amount of Security Deposited held by Landlord, if any, and (h) any other information which Landlord or the Mortgagee shall reasonably require.

36.	Parking:

Tenant shall be entitled to four (4) red hang tags for parking in the “red zone” area of the Union Square parking lot, and one (1) yellow hang tag (“yellow zone”) per additional company employee.

37.	Miscellaneous Terms:
A.

Notices: Any notice, statement, demand or other communication by one party to the other, shall be given by personal delivery, by mailing the same by certified mail, return receipt requested, postage prepaid or by private delivery service guaranteeing overnight delivery, addressed to the Tenant at the premises, or to the Landlord at the address set forth above, or by facsimile transmission to the fax numbers set forth above. The date of notice shall be deemed to be the date personally delivered, the date fax, two (2) business days after deposit in the United States mail, or one (1) business day after deposited with overnight delivery service.

B.

Severability: If any clause or provision herein shall be adjudged invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision, which shall remain in full force and effect.

C.	Waiver: The failure of either party to enforce any of the provisions of this lease shall not be considered a waiver of that provision or the right of the party to thereafter enforce the provision.
D.

Waiver of Jury Trial: Landlord and Tenant do hereby waive the right of Jury Trial in any action arising as a result of any claim made under this Lease or in any other ways otherwise in connection herewith. The parties understand that this will result in any dispute not heard by a jury but will be heard by a Judge or other proper party as the case may be.

E.

Complete Agreement: This Lease constitutes the entire understanding of the parties with respect to the subject matter hereof and may not be modified except by an instrument in writing and signed by the parties.

F.

Brokers: Tenant represents and warrants to Landlord that Tenant has had no dealing, negotiations or consultations with respect to the Leased Premises or this transaction with any broker or finder and that no broker or finder called the Leased Premises or any other space in the Union Square Condominium to Tenant’s attention. In the event that any broker or finder claims to have submitted the Leased Premises or any other space in the Union Square Condominium to Tenant, to have induced Tenant to lease the Leased Premises or to have taken part with Tenant or any of its principals, agents or employees in any dealings, negotiations or consultations with respect to the Leased Premises or this transaction, Tenant shall be responsible for and shall defend, indemnify and save Landlord harmless from and against all costs, fees (including, without limitation, reasonable attorney’s fees), expenses, liabilities and claims incurred or suffered by Landlord as a result thereof.

G.

NEW BUSINESS PAPERWORK: THE TENANT IS RESPONSIBLE IN GETTING ANY AND ALL PAPERWORK FROM THE MUNICIPALITY NEEDED FOR A NEW BUSINESS AT THE LOCATION SITED ABOVE. THIS INCLUDES BUT IS NOT LIMITED TO A CERTIFICATE OF OCCUPANCY, ZONING APPROVAL, BUSINESS SIGN PERMIT, ETC...

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 14 day of December, 2009.

LANDLORD: UNION SQUARE, L.P. a Pennsylvania limited partnership By UNION SQUARE COMPLEX, INC., a Pennsylvania corporation, its general partner

ATTEST:

/s/ Leslie K. Cohen		/s/ Brad Michael
,Sec.		By:	Brad Michael, Partner

TENANT: Caliber Therapeutics Inc.

/s/ Leslie K. Cohen	Witness	By:	/s/ Darren Sherman
SIGNATURE

		By:	Darren Sherman
PRINT NAME

	Witness	By:
SIGNATURE

By:
PRINT NAME

LEASE BREAKDOWN:

Lease Exhibit:	A
Exhibit Date:	12/14/09

ADDENDUM TO LEASE

LEASE DATED:	December 14th, 2009

DATE OF THIS ADDENDUM:	June 22nd, 2010

BETWEEN:

●	UNION SQUARE, L.P. (LANDLORD), AND
●	CALIBER THERAPEUTICS INC., (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that as of June 22nd , 2010 the following changes have been made to the Lease:
a.	The Lease is hereby extended beyond the Initial Term starting August 1st , 2010. The expiration of the Extended Term will be 12-31-12
b.	There will be Two (2) additional One (1) Year Options on the Lease.
c.	Rent structure is hereby changed as per the Lease Break down, Lease Exhibit B, Exhibit Dated 6-22-10.

Except as expressly amended herein, the Commercial Lease between Union Square L.P. (Landlord) and Caliber Therapeutics Inc. (Tenant) dated December 14th, 2009 (date) is hereby ratified in its entirety as though set forth at length herein.

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 23rd day of June, 2010.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Brad Michael
Witness	By Brad Michael, Partner

TENANT:
CALIBER THERAPEUTICS INC.

/s/ Leslie Cohen	/s/ Darren Sherman
Witness	By Darren Sherman

LEASE BREAKDOWN:

Lease Exhibit:	B
Exhibit Date:	6/22/10

SECOND ADDENDUM TO LEASE

LEASE DATED:	December 14th, 2009

DATE OF THIS ADDENDUM:	February 1st, 2011

BETWEEN:

●	UNION SQUARE, L.P. (LANDLORD), AND
●	CALIBER THERAPEUTICS INC., (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that as of February 1st, 2011 the following changes have been made to the Lease:
a.

Tenant has chosen to take over all Utility responsibility for the Leased Premises. Rent as been changed and is now reflected in Lease Breakdown, Lease Exhibit C, Exhibit Date 2-1-11 attached for the remaining term and all option terms.

b.	It is also agreed that Tenant may at any time sublet space to Backbeat Medical Inc. without additional approval of the Landlord. Landlord has approved this sublet if it is needed.
c.	Tenant will reimburse Landlord any utility expenses in full as of the February billing month 2011 until utility has been fully transferred into Tenants name.

Except as expressly amended herein, the Commercial Lease between Union Square L.P. (Landlord) and Caliber Therapeutics Inc. (Tenant) dated December 14th, 2009 (date) is hereby ratified in its entirety as though set forth at length herein.

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 1st day of February, 2011.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Brad Michael
Witness	By Brad Michael, Partner

TENANT:
CALIBER THERAPEUTICS INC.

/s/ Leslie Cohen	/s/ Darren Sherman
Witness	By Darren Sherman

LEASE BREAKDOWN:

Lease Exhibit:	C
Exhibit Date:	2/1/11

THIRD ADDENDUM TO LEASE

LEASE DATED:	DECEMBER 14th, 2009

DATE OF THIS ADDENDUM:	SEPTEMBER 18th, 2012

BETWEEN:

●	UNION SQUARE, L.P. (LANDLORD), AND
●	CALIBER THERAPEUTICS INC (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that:
a.	The Initial Lease Term has been extended through 1-31-14 as per the attached Lease Breakdown, Lease Exhibit D, Exhibit Date 9-18-12.

Except as expressly amended herein, the Commercial Lease between Union Square L.P. (Landlord) and Caliber Therapeutics Inc. (Tenant) dated December 14th, 2009 (date) is hereby ratified in its entirety as though set forth at length herein.

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 28th day of September, 2012.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Leslie K. Cohen	/s/ Brad Michael
Witness	By: Brad Michael, Partner

TENANT:
CALIBER THERAPEUTICS INC.

/s/ illegible	/s/ Darren Sherman
Witness	By: Darren Sherman

LEASE BREAKDOWN:

Lease Exhibit:	D
Exhibit Date:	9/8/12

FOURTH ADDENDUM TO LEASE

LEASE DATED:	DECEMBER 14th, 2009

DATE OF THIS ADDENDUM:	January 15th, 2015

BETWEEN:

●	UNION SQUARE, L.P. (LANDLORD), AND
●	CALIBER THERAPEUTICS INC (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that:
a.	The Initial Lease Term has been extended through 1-31-17 as per the attached Lease Breakdown, Lease Exhibit E, Exhibit Date 1-14-15.
b.

The lease will now encompass Suite 140 (2438 sq ft) and the current Suite 150 (3023 sq ft) for a total leased square footage of 5,461 as shown on the attached Lease Breakdown, Lease Exhibit E, Exhibit Date 1-14-15.

Except as expressly amended herein, the Commercial Lease between Union Square L.P. (Landlord) and Caliber Therapeutics Inc. (Tenant) dated Dec. 14th, 2009 (date) is hereby ratified in its entirety as though set forth at length herein.

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 20th day of   January   , 2015.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Leslie K.Cohen	/s/ Brad Michael
Witness	By: Brad Michael, Partner

TENANT:
Caliber Therapeutics Inc.

/s/ John P. Brancaccio
Witness	By: John P. Brancaccio, Treasurer

LEASE BREAKDOWN:

Lease Exhibit:	E
Exhibit Date:	1/12/15

*** Certain information in this document has been excluded pursuant to Regulation S-K, item 601(b)(10). Such excluded information is not material and is information that the company treats as private or confidential. Such omitted information is indicated by brackets “[***]”) in this exhibit. ***

FIFTH ADDENDUM TO LEASE

LEASE DATED:	DECEMBER 14th, 2009

DATE OF THIS ADDENDUM:	January 20th, 2017

BETWEEN:

●	UNION SQUARE, L.P. (LANDLORD), AND
●	CALIBER THERAPEUTICS INC. (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that:
a.	The Initial Lease Term has been extended through 1-31-19 as per the attached Lease Breakdown, Lease Exhibit F, Exhibit Date 1-20-17.
b.	One additional one year option was also added on the Lease Breakdown, Lease Exhibit F, Exhibit Date 1-20-17 should the Tenant choose to accept it.
2.

As a note to clarify the Security Deposits in place. When Caliber took over both suites 140 and 150, both existing security deposits for Caliber ($[***]) and what was Backbeat ($[***]) are being used in total for the current total suite 150.

Except as expressly amended herein, the Commercial Lease between Union Square L.P. (Landlord) and Caliber Therapeutics Inc. (Tenant) dated December 14th, 2009 (date) is hereby ratified in its entirety as though set forth at length herein,

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 30th day of January, 2017.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Brad Michael
Witness	By: Brad Michael, Partner

TENANT:
Caliber Therapeutics Inc.

/s/ John P. Brancaccio
Witness	By:

LEASE BREAKDOWN:

Lease Exhibit:	F
Exhibit Date:	1/20/17

SIXTH ADDENDUM TO LEASE

LEASE DATED:	DECEMBER 14th, 2009

DATE OF THIS ADDENDUM:	August 8th, 2017

BETWEEN:

●	UNION SQUARE, L.P. (LANDLORD), AND
●	CALIBER THERAPEUTICS INC (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that:
a.

The Tenant will be adding storage unit #5 as additional rental space. The storage unit is located in the 500 building lower level unit #5. The approximate square footage of the storage unit is 150 square feet.

b.	Monthly rent has been revised to show the additional rent of the storage unit and is as described in the updated Lease Breakdown, Lease Exhibit G, Exhibit Dated 8-8-17.
c.	The storage rental only may have early termination of leasing of just the storage unit. Landlord would still require 45 days written notice of vacating the storage unit.
d.	No security deposit is being requested for the storage unit.

Except as expressly amended herein, the Commercial Lease between Union Square L.P. (Landlord) and Caliber Therapeutics Inc. (Tenant) dated December 14th, 2009 (date) is hereby ratified in its entirety as though set forth at length herein.

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this    10th    day of   August   , 2017.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Brad Michael
Witness	By: Brad Michael, Partner

TENANT:
Caliber Therapeutics Inc.

/s/ Darren Sherman
Witness	By: Darren Sherman

LEASE BREAKDOWN:

Lease Exhibit:	G
Exhibit Date:	8/8/17

*** Certain information in this document has been excluded pursuant to Regulation S-K, item 601(b)(10). Such excluded information is not material and is information that the company treats as private or confidential. Such omitted information is indicated by brackets “[***]”) in this exhibit. ***

SEVENTH ADDENDUM TO LEASE

LEASE DATED:	DECEMBER 14th, 2009

DATE OF THIS ADDENDUM:	January 29th, 2019

BETWEEN:

●	UNION SQUARE, L.P. (LANDLORD), AND
●	CALIBER THERAPEUTICS INC (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that:
a.	The Tenant will be extending the existing lease until 9-30-19 of the existing space.
b.

The Tenant will be adding Suite 140 to the existing lease on 9-1-19 for one month at $[***] rent. Starting on 10-1-19 Tenant will be extending the Lease for a term of 5 years for both Suites 140 & 150.

c.

Square Footage Leased, Lease Term Dates, Base Monthly Rent, CAM Rent, HVAC Warranty, and Storage Rent Monthly Rent have been revised as described in the updated Lease Breakdown, Lease Exhibit H, Exhibit Dated 1-29-19.

d.

Landlord has agreed to offer the Tenant an allowance of $[***] towards retrofit expenses. Landlord reserves the right to approve expenses to confirm that they relate to the retrofit of the physical space. The allowance can be used for any portion of the leased premises.

e.	An additional Security Deposit of $[***] needed at the execution of this addendum for the addition of Suite 140.

Except as expressly amended herein, the Commercial Lease between Union Square L.P. (Landlord) and Caliber Therapeutics Inc. (Tenant) dated December 14th, 2009 (date) is hereby ratified in its entirety as though set forth at length herein.

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 31st day of August, 2019.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Brad Michael
Witness	By: Brad Michael, Partner

TENANT:
Caliber Therapeutics Inc.

/s/ Kate Hennessy	/s/ C. Evan Ballantyne
Witness	By: C. Evan Ballantyne, CFO

LEASE BREAKDOWN:

Lease Exhibit:	H
Exhibit Date:	1/29/19

*** Certain information in this document has been excluded pursuant to Regulation S-K, item 601(b)(10). Such excluded information is not material and is information that the company treats as private or confidential. Such omitted information is indicated by brackets “[***]”) in this exhibit. ***

EIGHTH ADDENDUM TO LEASE

LEASE DATED:	DECEMBER 14th, 2009

DATE OF THIS ADDENDUM:	August 30th, 2019

BETWEEN:

●	UNION SQUARE, LP. (LANDLORD), AND
●	CALIBER THERAPEUTICS INC (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that:
a.

The Suite named in the SEVENTH ADDENDUM was incorrectly noted. Corrected Notation - The Tenant will be adding Suite 145 to the existing lease on 9-1-19 for one month at $[***] rent. Starting on 10-1-19 Tenant will be extending the Lease for a term of 5 years for both Suites 145 & 150.

b.	An additional Security Deposit of $[***] will be needed at the execution of this addendum for the addition of Suite 145.
c.	All other terms of previous Addendum to remain intact.
d.	Tenant has hereby changed its Name in Tenancy to - Orchestra BioMed, Inc. All future Lease Notifications shall read that Name instead of Caliber Therapeutics Inc.

Except as expressly amended herein, the Commercial Lease between _Union Square L.P._(Landlord) and _Caliber Therapeutics lnc._(Tenant) dated _Dec. 14th, 2009_(date) is hereby ratified in its entirety as though set forth at length herein.

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 30th day of __ August ___, 2019.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Brad Michael
Witness	By: Brad Michael, Partner

TENANT:
Caliber Therapeutics, Inc.

/s/ Darren R. Sherman
Witness	By: Darren R. Sherman

*** Certain information in this document has been excluded pursuant to Regulation S-K, item 601(b)(10). Such excluded information is not material and is information that the company treats as private or confidential. Such omitted information is indicated by brackets “[***]”) in this exhibit. ***

NINTH ADDENDUM TO LEASE

LEASE DATED:	DECEMBER 14th, 2009

DATE OF THIS ADDENDUM:	August 8th, 2024

BETWEEN:

●	UNION SQUARE, LP. (LANDLORD), AND
●	ORCHESTRA BIOMED, INC (TENANT)

LEASED SPACE: 150 UNION SQUARE DRIVE, NEW HOPE, PA 18938.

1.	It is agreed between the parties that:
a.	The lease term will be extended as shown on the Lease Breakdown, Lease Exhibit I, Exhibit Dated 8/8/24 showing a new term expiration of 9/30/27.
b.	The existing and new rates of the Base Monthly Rent, CAM Monthly Rent, HVAC Warranty Monthly Rent, and Storage Rent are all noted on the Lease Breakdown, Lease Exhibit I, Exhibit Dated 8/8/24.

Except as expressly amended herein, the Commercial Lease between _Union Square L.P._(Landlord) and _Orchestra BioMed, Inc._(Tenant) dated _Dec. 14th, 2009_(date) is hereby ratified in its entirety as though set forth at length herein.

IN WITNESS WHEREOF the parties intending to be legally bound, have set their hands and seals on this 2nd day of September, 2024.

LANDLORD:
UNION SQUARE, LIMITED PARTNERSHIP

/s/ Brad Michael
Witness	By: Brad Michael, Partner

TENANT:
Orchestra BioMed Inc.

/s/ Andrew Taylor
Witness	By: Andrew Taylor

LEASE BREAKDOWN:

Lease Exhibit:	I
Exhibit Date:	8/8/24